UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Butterfly Network, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2025, in connection with the commencement of the offering discussed below in Item 8.01, Butterfly Network, Inc. (the “Company”) announced that it expects to report cash, cash equivalents, and restricted cash of approximately $92.8 million at December 31, 2024.

The Company has not yet completed its fiscal year-end financial close process for the quarter ended December 31, 2024. This estimate of the Company’s cash and cash equivalents at December 31, 2024 is preliminary, based on currently available information, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2024. The preliminary financial data included in this release has been prepared by, and is the responsibility of, the Company’s management. Deloitte & Touche LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The information presented herein should not be considered a substitute for the financial information the Company will file with the U.S. Securities and Exchange Commission in its annual report on Form 10-K for the fiscal year ended December 31, 2024.

Item 8.01 Other Events.

On January 29, 2025, the Company issued a press release announcing, subject to market and other customary conditions, the commencement of an underwritten public offering of Class A common stock. A copy of the press release is filed herewith as Exhibit 99.1. A copy of an amendment to the Company’s lease for its executive offices in Burlington, Massachusetts is also filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release entitled “Butterfly Network Announces Proposed Public Offering of Common Stock” dated January 29, 2025
99.2	First Amendment to Lease, dated as of May 2022, by and between Neep Investors Holdings LLC and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.
Date: January 29, 2025

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial & Operations Officer